UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED APRIL 16, 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

NOTICE OF SPECIAL MEETING

TO BE HELD ON MAY [●], 2024

TO THE STOCKHOLDERS OF BELLEVUE LIFE SCIENCES ACQUISITION CORP.:

You are cordially invited to attend the special meeting (and any adjournments or postponements thereof, the “Special Meeting”) of stockholders of Bellevue Life Sciences Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at [●] p.m. Pacific time on May [●], 2024 at the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, to consider and vote upon the following proposals:

1. Proposal 1 — Extension Amendment Proposal: A proposal to amend (the “Extension Amendment Proposal”) the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to allow the Company to extend the date by which the Company must consummate a business combination (the “Extension”) from May 14, 2024 to November 14, 2024 (the “Extended Date”).

2. Proposal 2 — Adjournment Proposal: A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement which is being distributed or made available, as the case may be, to our stockholders on or about April [●], 2024.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

Because the Company is seeking to amend the duration of the Company’s existence, it is required under the Company’s Charter to give its stockholders the opportunity to redeem their shares of common stock for cash. In deciding to hold a Special Meeting to have its stockholders vote on such an extension, the Company expects that there will be significant redemptions at the Special Meeting.

The Extension will provide the Company with additional time to complete a business combination. While we have signed a business combination agreement with OSR Holdings Co., Ltd. dated November 16, 2023 (the “Business Combination Agreement”), the Board, including the special committee thereof consisting of the following independent members of the Board, Dr. Steven G. Reed, Dr. Radclyffe Roberts, and Mr. Jin Whan Park (the “M&A Committee”), currently believes that there will not be sufficient time before May 14, 2024 to complete an initial business combination. Accordingly, our Board has determined that the Extension is necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum.

Bellevue Global Life Sciences Investors LLC (the “Sponsor”) (or its affiliates or permitted designees) has agreed that if the Extension Amendment Proposal is approved, it will deposit, by no later than one business day prior to each of May 14, 2024, June 14, 2024, July 15, 2024, August 14, 2024, September 16, 2024, and October 15,

2024 (each date referred to herein as a “Payment Date”), the amount of $50,000 into the trust account (each such deposit, a “Contribution” and collectively, the “Contributions”). The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. The Contribution(s) will be forgiven by the Sponsor (or its affiliates or permitted designees) if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to November 14, 2024, the Sponsor (or its affiliates or permitted designees) will make Contributions totaling $300,000.

The affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, par value $0.0001 per share (the “common stock”) will be required to approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on April 18, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Extension Amendment Proposal, holders of the public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of the Company’s common stock held by the Company’s public stockholders (the “public shares”) that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the Special Meeting (based on the trust account balance as of April [●], 2024, including interest and prior to the payment of taxes). The closing price of the Company’s common stock on The Nasdaq Capital Market on April [●], 2024, was $[●]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] [more/less] per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. If the Extension Amendment Proposal is not approved prior to May 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, including the warrants and rights included in the units sold in the IPO (the “public warrants” and “public rights” respectively), which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal and the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

By order of the Board of Directors,

Dr. Steven G. Reed
Chairman of the Board of Directors

April [●], 2024

Your vote is important. Whether or not you expect to attend the Special Meeting in person, please submit voting instructions for your shares promptly using the directions on your proxy card, to vote by one of the following methods: 1) over the Internet at https://www.cstproxyvote.com; or 2) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May [●], 2024: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/bellevuelifesciences/2024.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES, PUBLIC WARRANTS AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON MAY [●], 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL

AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED APRIL [●], 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY [●], 2024

This proxy statement, along with the accompanying Notice of Special Meeting, contains information about the special meeting of stockholders (the “Special Meeting”) of Bellevue Life Sciences Acquisition Corp. including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting at [●] p.m. Pacific time on May [●], 2024 at the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.

In this proxy statement, we refer to Bellevue Life Sciences Acquisition Corp. as “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Special Meeting is dated as of April [●], 2024, and will be distributed or made available, as the case may be, to our stockholders on or about April [●], 2024.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING

The Special Meeting will be conducted for the sole purpose of considering and voting upon the following proposals:

1.

Proposal 1 — Extension Amendment Proposal: A proposal to amend (the “Extension Amendment Proposal”) the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to allow the Company to extend the date by which the Company must consummate a business combination (the “Extension”) from May 14, 2024 to November 14, 2024 (the “Extended Date”).

2.

Proposal 2 — Adjournment Proposal: A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in this proxy statement. The Special Meeting will be held at the office of the Company.

Because the Company is seeking to amend the duration of the Company’s existence, it is required under the Company’s Charter to give its stockholders the opportunity to redeem their shares of common stock for cash. In deciding to hold a Special Meeting to have its stockholders vote on such an extension, the Company expects that there will be significant redemptions at the Special Meeting.

The Extension will provide the Company with additional time to complete a business combination. While we have signed a business combination agreement with OSR Holdings Co., Ltd. dated November 16, 2023 (the “Business Combination Agreement”), the Board, including the special committee thereof consisting of the following independent members of the Board, Dr. Steven G. Reed, Dr. Radclyffe Roberts, and Mr. Jin Whan Park (the “M&A Committee”), currently believes that there will not be sufficient time before May 14, 2024 to complete an initial business combination. Accordingly, our Board has determined that the Extension is necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum.

Bellevue Global Life Sciences Investors LLC (the “Sponsor”) (or its affiliates or permitted designees) has agreed that if the Extension Amendment Proposal is approved, it will deposit, by no later than one business day prior to each of May 14, 2024, June 14, 2024, July 15, 2024, August 14, 2024, September 16, 2024, and October 15, 2024 (each date referred to herein as a “Payment Date”), the amount of $50,000 into the trust account (each such deposit, a “Contribution” and collectively, the “Contributions”). The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. The Contribution(s) will be forgiven by the Sponsor (or its affiliates or permitted designees) if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to November 14, 2024, the Sponsor (or its affiliates or permitted designees) will make Contributions totaling $300,000.

The affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, par value $0.0001 per share (the “common stock”) will be required to approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on April 18, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date, there were [●] outstanding shares of common stock entitled to vote on the Extension Amendment Proposal. The Company’s warrants and rights do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Extension Amendment Proposal, holders of the public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of the Company’s common stock held by the Company’s public stockholders (the “public shares”) that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the [●] (including interest but prior to the payment of taxes) that was in the trust account as of April [●], 2024. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the Special Meeting (based on the trust account balance as of April [●], 2024, including interest and prior to the payment of taxes). The closing price of the Company’s common stock on The Nasdaq Capital Market on April [●], 2024, was $[●]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] [more/less] per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. If the Extension Amendment Proposal is not approved prior to May 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, including the warrants and rights included in the units sold in the IPO (the “public warrants” and “public rights” respectively), which will expire worthless in the event the Company winds up.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below (i) $10.175 per public share or (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.175 per share due to reductions in the value of the trust assets, less taxes payable, provided that any such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of the Company’s IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In the event an excise tax and/or any other similar fees or taxes in nature are levied or imposed on the Company pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act of 2022 in relation to a redemption of securities as described in the Company’s prospectus dated February 9, 2023 or otherwise, and such tax or fee has not been paid by the Company to the applicable regulatory authority on or prior to the due date for such a tax or fee, the Sponsor agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely. The Sponsor agrees not to seek recourse for such expenses from the trust account. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with the long-form dissolution procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred unless an action was commenced against the Company prior to the expiration of the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, if the Extension Amendment Proposal is approved.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and submit your proxy to have your shared voted at the Special Meeting or vote your shares in person at the Special Meeting.

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023, in the section titled “Risk Factors” contained in our prospectus dated February 9, 2023, and in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described below, together with the other information contained in the Annual Report on Form 10-K filed with the SEC on March 31, 2023, in our prospectus dated February 9, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our prospectus and other reports we filed with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a business combination thereafter, which will include filing a registration statement or proxy statement with the SEC. The

Company cannot estimate when, or if, the SEC will declare the registration statement effective or clear such proxy statement for distribution to the Company’s stockholders, as applicable.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Since the Sponsor will lose its entire investment in us if an initial business combination is not completed, and since the Sponsor is an affiliate of OSR Holdings Co., Ltd., it may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the trust account with respect to the Company’s warrants and rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the trust account as a result of its ownership of 2,000,500 shares of common stock. As a consequence, a liquidating distribution will be made only with respect to the public shares.

We are not prohibited from pursuing an initial business combination with a business that is our Sponsor, or affiliated with our Sponsor, officers or directors. The Sponsor, however, may have an interest in completing an initial business combination as its stockholders stand to benefit from the merger consideration as well seeing that the equity it owns in our Company, and the deposits made to the trust account are put to use in the business combination, and not liquidated in a winding up of our Company.

Due to personal and financial interests of our Sponsor, it may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting. See “The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion of the conflict of interests in the approval of the proposals at the Special Meeting.

We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of any business combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with an initial business combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of an initial business combination. Even if an initial business combination is not completed, we expect to incur a large number of expenses in the aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the completion window may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following the 15 month (or such other time period as our stockholders may approve).following the closing of our initial public offering in the event we do not complete our initial business combination and, therefore, we do not intend to comply with the foregoing procedures.

Because we do not intend to comply with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, consultants, etc.) or prospective target businesses. Pursuant to the obligation contained in our underwriting agreement, we will seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account. As a result of this obligation, the claims that could be made against us are significantly limited and the likelihood that any claim that would result in any liability extending to the trust account is remote.

If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the completion window is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.

We are currently not in compliance with the Nasdaq continued listing requirements. A high number of redemptions could impact our ability to regain compliance with Nasdaq’s listing requirements. If we are unable to regain compliance with Nasdaq’s listing requirements, our securities could be delisted, which could affect our securities’ market price and liquidity.

On February 15, 2024, we received a written notice (the “Notice”) from the Nasdaq Listing Qualifications Department indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(3), which requires us to have at least 300 public holders for continued listing on the Nasdaq Capital Market (the “Minimum Public Holders Rule”). The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on the Nasdaq Capital Market. The Company submitted a plan to regain compliance with the Minimum Public Holders Rule to Nasdaq on April 1, 2024. If Nasdaq accepts our plan, Nasdaq may grant us an extension of up to 180 calendar days from the date of the Notice to evidence compliance with the Minimum Public Holders Rule. If Nasdaq does not accept our plan, we will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel. There can be no assurance that Nasdaq will accept the proposed plan or that we will not receive additional notices of our failure to maintain the requirements for continued listing on Nasdaq.

If, as the Company expects, there will be significant redemptions at the Special Meeting, the number of public holders will like be further reduced and may impact our ability to adhere to our proposed plan or regain with the Minimum Public Holders Rule.

The SEC has recently adopted new rules relating to certain activities of Special Purpose Acquisition Companies (“SPACs”). Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the 2024 SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted final rules (the “2024 SPAC Rules”) that, together with the additional guidance provided in the SEC’s adopting release, impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; enhance disclosure requirements and provide additional guidance regarding the general use of projections in SEC filings, as well as when and how projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the 2024 SPAC Rules, or pursuant to the SEC’s views expressed in the adopting release, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete a business combination. The need for compliance with the 2024 SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

As described further above, the 2024 SPAC Rules relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we are deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including companies that do not enter into a definitive agreement within 18 months after the effective date of the registration statement relating to their initial public offerings or that do not complete an initial business combination within 24 months after such date. We may not be able to complete our initial business combination within 24 months of such date and, as a result, we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with an initial business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), which commenced in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. Under U.S. Internal Revenue Service guidance, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our public shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described in the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the outside deadline for us to complete an initial business combination (currently May 14, 2024) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of an initial business combination), (iii) if we fail to timely consummate an initial business combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination;

however, we will not use the funds held in the trust account and any additional amounts deposited into the trust account, as well as interest earned thereon, to pay the excise tax.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited.

Our sponsor is controlled by and has substantial ties with non-U.S. persons who are nationals of South Korea. CFIUS is an interagency committee chaired by the U.S. Department of the Treasury that is authorized to review certain “covered transactions,” which include direct and indirect control acquisitions of and certain non-control investments in U.S. businesses by foreign persons, in order to determine whether such covered transactions threaten to impair the national security of the United States. If CFIUS determines that a covered transaction threatens to impair U.S. national security, it has the authority to undertake mitigation measures including recommending that the President prohibit the transaction or require divestment by the foreign person if the transaction has been completed. The potential for CFIUS review of a covered transaction depends on a number of factors including the nature and structure of the transaction, the operations of the U.S. business including whether the business is a “TID U.S. business” as defined in 31 C.F.R. § 800.248, and the foreign persons involved in the transaction including their nationality, intermediate and ultimate shareholders, and operations elsewhere globally. CFIUS has the discretion to initiate review of a covered transaction. Parties to a covered transaction may submit a notice voluntarily to CFIUS to request clearance, which is a safe harbor against future review. Certain covered transactions involving a TID U.S. business, however, are subject to a mandatory notice requirement.

Because we may be considered a foreign person, under CFIUS regulations, an initial proposed business combination may fall within the scope of a covered transaction and be subject to CFIUS review jurisdiction. If so, we may be required to make a mandatory filing or, if no mandatory filing is required, we may decide to submit a voluntary notice to CFIUS or proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination, or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The potential impact of CFIUS may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies that do not have similar foreign ownership issues.

Moreover, the process of review by CFIUS may be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain required approvals within the requisite time period may require us to liquidate. If we liquidate, our warrants and rights would expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

On February 14, 2023, we consummated our initial public offering (“IPO”) of 6,000,000 units at an offering price of $10.00 per unit (the “Public Units”). Chardan Capital Markets, LLC (“Chardan”) exercised the over-allotment option in full on February 21, 2023, which resulted in an additional 900,000 Public Units being issued at an offering price of $10.00 per unit. Each Public Unit consists of one share of common stock (“Common Stock”), one redeemable warrant entitling its holder to purchase one share of Common Stock at a price of $11.50 per whole share (“Warrant”), and one right to receive one-tenth (1/10) of a share of Common Stock upon the consummation of an initial business combination (“Right”). The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $69,000,000.

Simultaneously with the closing of the IPO on February 14, 2023, we consummated a private placement with Bellevue Global Life Sciences Investors LLC, purchasing 430,000 units at $10.00 per unit (the “Private Units”), for an aggregate purchase price of $4,300,000. The Private Units (and the underlying securities) are identical to the Public Units sold in the IPO, except as otherwise disclosed in the IPO registration statement. No underwriting discounts or commissions were paid with respect to such sale.

A total of $70,207,500 of the net proceeds from the sale of the Public Units in the IPO (including the Over- Allotment Option Units) and the Private Placements on February 14, 2023 were deposited in a trust account with Continental Stock Transfer & Trust Company acting as trustee.

The trust account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Charter (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if the Company does not complete its initial business combination within 9 months from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the Combination Period (as defined below). Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date (the “Combination Period”).

On November 9, 2023, the Company held a special meeting of its stockholders (the “November Special Meeting”). At the November Special Meeting, the Company’s stockholders approved the proposal (the “First Extension Amendment Proposal”) to amend the Company’s Charter to extend the date by which the Company must consummate a business combination from November 14, 2023 to February 14, 2024 (the “First Extended Date”) and approved a proposal to give the Board the authority in its discretion to amend the Charter to extend the date by which the Company must consummate a business combination from the First Extended Date to May 14, 2024 (the “Second Extended Date”). Additionally, the stockholders approved the First Amendment to the Trust Agreement (the “First Trust Agreement Amendment”) that extends the date by which the Company must liquidate the trust account established in connection with the Company’s initial public offering, from November 14, 2023 to the First Extended Date by depositing into the trust account $180,000 if the Company has not completed its initial business combination, and, upon the Board exercising its discretion to further extend the date by which the Company must liquidate the trust account if the Company has not completed its initial business combination, to the Second Extended Date, by depositing into the trust account by no later than each of February 14, 2024, March 14, 2024, and April 15, 2024, the lesser of (i) $60,000 or (ii) $0.026 per share for each public share that was not redeemed in connection with the First Extension Amendment Proposal. Following such approval by the Company’s stockholders, the Company entered into the First Trust Agreement Amendment with Continental Stock Transfer & Trust Company on November 10, 2023 and subsequently amended the Charter to extend the date by which the Company must consummate a business combination to the First Extended Date. The Company also deposited $180,000 into the trust account on November 13, 2023.

In connection with the Special Meeting, 3,432,046 shares of common stock of the Company were tendered for redemption at a redemption price of approximately $10.49 per share for an aggregate redemption amount of $35,995,727.58, leaving $36,372,335 in the trust account immediately after the redemptions and a tax withdrawal by the Company of $561,957.

Additionally, in February 2024, the Board authorized and approved a second Certificate of Amendment to the Charter. The second Certificate of Amendment to the Charter was filed with the Delaware Secretary of State, with an effective date of February 9, 2024, and extended the date by which the Company must consummate a business combination to the Second Extended Date. In connection with the extension by which the Company must consummate a business combination to the Second Extended Date, the Company deposited $60,000 into the trust account on each of February 9, 2024, March 12, 2024 and April 9, 2024.

Now, our Board, including the M&A Committee, has determined that it is in the best interests of the Company to amend the Company’s Charter to allow the Company to further extend the date to consummate a business combination to November 14, 2024. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal and the Adjournment Proposal. The proposals are listed below:

1.	Extension Amendment Proposal: To amend our Charter to allow the Company to extend the date by which the Company must consummate a business combination from May 14, 2024 to November 14, 2024.

2.

Adjournment Proposal: To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum.

What is the purposes of the Extension Amendment Proposal?

The Extension will provide the Company with additional time to complete a business combination. While we have signed a business combination agreement with OSR Holdings Co., Ltd. dated November 16, 2023 (the “Business Combination Agreement”), the Board, including the special committee thereof consisting of the following independent members of the Board, Dr. Steven G. Reed, Dr. Radclyffe Roberts, and Mr. Jin Whan Park (the “M&A Committee”), currently believes that there will not be sufficient time before May 14, 2024 to complete an initial business combination. Accordingly, our Board has determined that the Extension is necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date. Because the Company is seeking to amend the duration of the Company’s existence, it is required under the Company’s Charter to give its stockholders the opportunity to redeem their shares for cash. In deciding to hold a Special Meeting to have its stockholders vote on such an extension, the Company expects that there will be significant redemptions at the Special Meeting.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $[●] (including interest) that was in the trust account as of April [●], 2024. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

If the Extension Amendment Proposal is not approved prior to May 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

The Extension Amendment Proposal will provide the Company with additional time to complete a business combination. While we have signed a business combination agreement with OSR Holdings Co., Ltd. dated November 16, 2023, the Board, including the special committee thereof consisting of the following independent members of the Board, Dr. Steven G. Reed, Dr. Radclyffe Roberts, and Mr. Jin Whan Park (the “M&A Committee”), currently believes that there will not be sufficient time before May 14, 2024 to complete an initial business combination. Accordingly, our Board has determined that the Extension is necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum. Accordingly, our Board is proposing the Extension Amendment Proposal and the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment Proposal?

The Extension Amendment will provide the Company with additional time to complete a business combination. While we have signed a business combination agreement with OSR Holdings Co., Ltd. dated November 16, 2023, the Board, including the special committee thereof consisting of the following independent members of the Board, Dr. Steven G. Reed, Dr. Radclyffe Roberts, and Mr. Jin Whan Park (the “M&A Committee”), currently believes that there will not be sufficient time before May 14, 2024 to complete an initial business combination. Accordingly, our Board has determined that the Extension is necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective business combination.

Our Charter provides that if our stockholders approve an amendment to our Charter, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. This Charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment Proposal if our stockholders do not approve the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

The Company’s common stock held by the Sponsor and others (the “private stockholders”) that are not public shares (the “private shares”) are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of both proposals.

The private stockholders are not entitled to redeem the private shares or any public shares held by them. On the record date, the private stockholders beneficially owned and were entitled to vote [●] shares of common stock, which represent [●]% of the Company’s issued and outstanding common stock.

In addition, the Company’s private stockholders and/or any of their respective advisors and affiliates (“affiliated parties”), may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. There is no limit on the number of shares our private stockholders and affiliated parties may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our private stockholders and affiliated parties may be voted in favor of the Extension Amendment Proposal. None of the private stockholders or affiliated parties may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board, including the M&A Committee, has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock.

If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares.

What vote is required to adopt the Adjournment Proposal?

The Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

What happens if I sell my public shares or units before the Special Meeting?

The April 18, 2024 record date is earlier than the date of the Special Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Special

Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing Charter, on May 14, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its public units, public shares, public warrants, and public rights will remain publicly traded.

The Sponsor (or its affiliates or permitted designees) has agreed that if the Extension Amendment Proposal is approved, it will deposit, by no later than one business day prior to each of May 14, 2024, June 14, 2024, July 15, 2024, August 14, 2024, September 16, 2024, and October 15, 2024 (each date referred to herein as a “Payment

Date”), the amount of $50,000 into the trust account (each such deposit, a “Contribution” and collectively, the “Contributions”). The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. The Contribution(s) will be forgiven by the Sponsor (or its affiliates or permitted designees) if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to November 14, 2024, the Sponsor (or its affiliates or permitted designees) will make Contributions totaling $300,000.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our private stockholders through the private shares.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the Charter, as amended.

When and where is the Special Meeting?

The Special Meeting will be held at [●] p.m. Pacific time, on May [●], 2024 the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a legal proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting in person at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Jun Chul Whang.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Extension

Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the Special Meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the Special Meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including the public shares (including shares held as a constituent part of our units) and the private shares, are represented in person or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Because all of the proposals to be voted on at the Special Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. As of the record date, the presence in person or by proxy of the holders of [●] shares of the issued and outstanding shares of common stock entitled to vote at the Special Meeting would be required to achieve a quorum. If there is no quorum, the presiding officer of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of the Company’s common stock, including the public shares (including shares held as a constituent part of our units) and the private shares, at the close of business on April 18, 2024, are entitled to have their vote counted at the Special Meeting and any adjournments thereof. As of the record date, there were [●] shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a legal proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of private shares and the private units, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Extension Amendment Proposal or the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants and rights if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

What happens to the Company’s warrants and rights if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants and rights will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension Amendment Proposal, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares, public warrants and public rights prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m. Eastern time, on May [●], 2024 (two business days prior to the scheduled vote at the Special Meeting),

(a)

submit a written request that the Company redeem your public shares for cash including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor,

New York, New York 10004,

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

(b)	deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares, public warrants, and public rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares, public warrants and public rights, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold public shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time on May [●], 2024 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.

Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public warrants, and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Advantage Proxy a fee of $8,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Bellevue Life Sciences Acquisition Corp.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

Attn: Jun Chul Whang

Email: group@bellevuecm.com

jcwhang@bellevuecm.com

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at [●] p.m. Pacific time on May [●], 2024 at the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, to consider and vote upon the following proposals:

1.	Extension Amendment Proposal: To amend our Charter to allow the Company to extend the date by which the Company must consummate a business combination from May 14, 2024 to November 14, 2024.

2.

Adjournment Proposal: To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our outstanding common stock, including as a constituent part of a unit, at the close of business on April 18, 2024, the record date for the Special Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants and rights do not carry voting rights.

At the close of business on the record date, there were [●] shares of common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants and rights do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the Special Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Kuk Hyoun Hwang and Jun Chul Whang to act as your proxies at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person by attending the Special Meeting in person.

A special note for those who plan to attend the Special Meeting and vote in person: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal and the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (call toll-free), (206) 870-8565 (main line), or by sending an email to ksmith@advantageproxy.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with the Company, at Bellevue Life Sciences Acquisition Corp., 110900 NE 4th Street, Suite 2300, Bellevue, WA 98004, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Special Meeting and voting in person. Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy a fee of $8,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting or any adjournments or postponements thereof. If other matters do properly come before the Special Meeting, or at any adjournment(s) or postponements of the Special Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004. Our telephone number at such address is (425) 635-7700.

THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. We were incorporated in Delaware on February 25, 2020. On July 30, 2020, the Company issued 1,437,500 shares of common stock to the Company’s Sponsor for an aggregate consideration of $25,000, or approximately $0.017 per share. On April 25, 2022, the Company executed a stock split, resulting in an aggregate of 1,725,000 shares of common stock being held by the Company’s Sponsor.

On February 14, 2023, we consummated our IPO of 6,000,000 units at an offering price of $10.00 per Public Unit. Chardan exercised the over-allotment option in full on February 21, 2023, which resulted in an additional 900,000 Public Units being issued at an offering price of $10.00 per Public Unit. Each Public Unit consists of one share of common stock, one redeemable warrant entitling its holder to purchase one share of common stock at a price of $11.50 per whole share, and one right to receive one-tenth (1/10) of a share of common stock upon the consummation of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $69,000,000.

Simultaneously with the closing of the IPO on February 14, 2023, we consummated a private placement with our Sponsor purchasing 430,000 units at $10.00 per unit (the “Private Units”), for an aggregate purchase price of $4,300,000. The Private Units (and the underlying securities) are identical to the Public Units sold in the IPO, except as otherwise disclosed in the IPO registration statement. No underwriting discounts or commissions were paid with respect to such sale.

A total of $70,207,500 of the net proceeds from the sale of the Public Units in the IPO (including the Over- Allotment Option Units) and the Private Placements on February 14, 2023 were deposited in a trust account with Continental Stock Transfer & Trust Company acting as trustee.

On November 9, 2023, the Company held the November Special Meeting at which the Company’s stockholders approved the proposal (the “First Extension Amendment Proposal”) to amend the Company’s Charter to extend the date by which the Company must consummate a business combination from November 14, 2023 to February 14, 2024 (the “First Extended Date”) and approved a proposal to give the Board the authority in its discretion to amend the Charter to extend the date by which the Company must consummate a business combination from the First Extended Date to May 14, 2024 (the “Second Extended Date”). Additionally, the stockholders approved the First Amendment to the Trust Agreement (the “First Trust Agreement Amendment”) that extends the date by which the Company must liquidate the trust account established in connection with the Company’s initial public offering, from November 14, 2023 to the First Extended Date by depositing into the trust account $180,000 if the Company has not completed its initial business combination, and, upon the Board exercising its discretion to further extend the date by which the Company must liquidate the trust account if the Company has not completed its initial business combination, to the Second Extended Date, by depositing into the trust account by no later than each of February 14, 2024, March 14, 2024, and April 15, 2024, the lesser of (i) $60,000 or (ii) $0.026 per share for each public share that was not redeemed in connection with the First Extension Amendment Proposal.

Following such approval by the Company’s stockholders, the Company entered into the First Trust Agreement Amendment with Continental Stock Transfer & Trust Company on November 10, 2023 and has subsequently amended the Charter to extend the date by which the Company must consummate a business combination to the First Extended Date. The Company also deposited $180,000 into the trust account on November 13, 2023.

In connection with the Special Meeting, 3,432,046 shares of common stock of the Company were tendered for redemption at a redemption price of approximately $10.49 per share for an aggregate redemption amount of

$35,995,727.58, leaving $36,372,335 in the trust account immediately after the redemptions and a tax withdrawal by the Company of $561,957.

Additionally, in February 2024, the Board authorized and approved a second Certificate of Amendment to the Charter. The second Certificate of Amendment to the Charter was filed with the Delaware Secretary of State, with an effective date of February 9, 2024, and extended the date by which the Company must consummate a business combination to the Second Extended Date. In connection with the extension by which the Company must consummate a business combination to the Second Extended Date, the Company deposited $60,000 into the trust account on each of February 9, 2024, March 12, 2024 and April 9, 2024.

The Extension Amendment Proposal

The Company is proposing to amend its Charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The Company’s current Amended and Restated Certificate of Incorporation (the “Charter”) provides that the Company has the right to extend the period to complete a business combination (the “Combination Period”) if it has not consummated an initial business combination within 15 months from the closing of the initial public offering to such later time as may be approved by the Company’s stockholders voting on such extension. In deciding to hold a Special Meeting to have its stockholders vote on such an extension, the Company expects that there will be significant redemptions at the Special Meeting. The Extension Amendment will provide the Company with additional time to complete an initial business combination.

While we have signed a Business Combination Agreement with OSR Holdings Co., Ltd. dated November 16, 2023, the Board, including the M&A Committee, currently believes that there will not be sufficient time before May 14, 2024 to complete an initial business combination.

The Sponsor (or its affiliates or permitted designees) has agreed that if the Extension Amendment Proposal is approved, it will deposit by no later than each Payment Date each Contribution. The Contributions will not bear any interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. The Contributions will be forgiven by the Sponsor (or its affiliates or permitted designees) if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to November 14, 2024, the Sponsor (or its affiliates or permitted designees) will make Contributions totaling $300,000.

If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s Charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Extension Amendment will provide the Company with additional time to complete a business combination, which our Board, including the M&A Committee, believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination within the Combination Period, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the last day of the Combination Period to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s Charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

The holders of the private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants and rights, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its public units, common stock, public warrants and public rights will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of $[●] (including interest and prior to the payment of taxes) that was in the trust account as of April [●], 2024. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MAY [●], 2024 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares, or (b) hold public shares through units and you elect to separate your units into the underlying public shares, public warrants and public rights prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m. Eastern time, on May [●], 2024 (two business days prior to the scheduled vote at the Special Meeting),

(a)

submit a written request, that the Company redeem your public shares for cash, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor,

New York, New York 10004,

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

(b)	deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares, public warrants, and public rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares, public warrants and public rights, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.

Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of April [●], 2024, this would amount to approximately $[●] per share (including interest and prior to the payment of taxes). The closing price of the public shares on Nasdaq on April [●], 2024, was $[●]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] [more/less] per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on May [●], 2024 (two business days before the scheduled vote at the Special Meeting). The Company anticipates that a public stockholder who tenders public shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment Proposal is not approved, the [●] private shares held by the Sponsor and our other private stockholders, will be worthless (as the Sponsor and our other private stockholders have waived liquidation rights with respect to such shares). The private shares had an aggregate market value of approximately $[●] based on the closing price for the Company’s public shares of $[●] on Nasdaq on April [●], 2024;

•

If the Extension Amendment Proposal is not approved, the 430,000 Private Units purchased by the Sponsor for an aggregate purchase price of $4,300,000, or $10.00 per Private Unit, will be worthless. The Private Units had an aggregate market value (assuming they have the same value per unit as the Public Units) of $[●] based on the previous closing price for the public units on Nasdaq as of April [●], 2024;

•

the fact that the Sponsor transferred 20,000 founder shares to each of Dr. In Chul Chung, Dr. Steven G. Reed, Dr. Radclyffe Roberts and Mr. Jin Whan Park for their board service and Mr. David J. Yoo for his service as chief financial officer. The Sponsor additionally transferred 20,000 Private Placement Warrants to each of Dr. Reed for his service as chairman of the board of directors, Dr. Chung for his service as chair of the audit committee, and Mr. Yoo for his service as chief financial officer;

•

Even if the trading price of our common stock was as low as $2.00 per share, the aggregate market value of the Sponsor’s private shares alone (without taking into account the value of the Private Units) would be approximately equal to the initial investment in the Company by the Sponsor and other private stockholders. As a result, if an initial business combination is completed, the Sponsor and the other private stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the common stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination, the Sponsor and the other private stockholders will lose their entire investment in us;

•

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below (i) $10.175 per public share or (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.175 per share due to reductions in the value of the trust assets, less taxes payable, provided that any such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•

All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve a business combination and some may continue to serve following a business combination and receive compensation thereafter;

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain an extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement; and

•

The fact that OSR Holdings Co., Ltd. (an entity that is controlled by BCM Europe AG and the parent of our Sponsor, Bellevue Capital Management LLC) is the target for acquisition by our Company as a result of the Business Combination Agreement. The Sponsor is controlled by Bellevue Capital Management LLC, an entity that is a stockholder of OSR Holdings Co. Ltd. and thus stands to benefit from any merger consideration as well seeing that the equity it beneficially owns in our Company (through its ownership of our Sponsor), and the deposits made to the trust account are put to use in an initial business combination, and not liquidated in a winding up of our Company. None of the members of the M&A Committee are affiliates of the Sponsor. Kuk Hyoun (Peter) Hwang, our Chief Executive Officer and Director, is the Founding and Managing Partner of Bellevue Capital Management LLC, the general partner of our Sponsor, and the Chairman and CEO of OSR Holding Co., Ltd., and Chief Executive Officer and Chairman of BCM Europe AG. Jun Chul Whang, one of our directors is the General Counsel and Member of Bellevue Capital Management LLC, the parent of our Sponsor. Mr. Whang is also a minority owner of our Sponsor.

•

On February 9, 2024, the Company issued an unsecured promissory note (the “JCW Promissory Note”) in the principal amount of $75,000 to Jun Chul Whang, a member of the Company’s Board of Directors. The JCW Promissory Note is not interest bearing and is payable in full on the earlier of: (i) August 9, 2024 or (ii) the date on which the Company consummates an initial business combination (the “JCW Maturity Date”). In the event that the Company does not consummate a business combination on or prior to the time provided in the Company’s Amended and Restated Certificate of Incorporation (as subject to extension), Mr. Whang agrees to forgive the principal balance of the JCW Promissory Note, except to the extent of any funds remaining outside of the Company’s trust account, if any.

•

On April 8, 2024, the Company issued an unsecured promissory note (the “April Sponsor Note”) in the principal amount of $1,200,000 to Sponsor for its receipt of $1,200,000 to fund working capital and other expenses of the Company. The April Sponsor Note is non-interest bearing and is payable in full on the earlier of (i) December 31, 2024 or (ii) the date on which the Company consummates a Business

Combination. In the event that the Company does not consummate a Business Combination, the April Sponsor Note will be repaid only from amounts remaining outside of the Company’s Trust Account, if any.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding common stock is required to approve the Extension Amendment. If the Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing Charter, the Extension Amendment will not be implemented and the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law.

All of the Company’s private stockholders are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the private stockholders beneficially owned and were entitled to vote [●] shares of common stock, which represent [●]% of the Company’s issued and outstanding common stock.

In addition, the Company’s private stockholders and/or their respective advisors and affiliates (“affiliated parties”), may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. There is no limit on the number of shares our private stockholders and their affiliated parties may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the private stockholders or their affiliated parties may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board, including the M&A Committee, has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “—The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the Special Meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board, including the M&A Committee, has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of public shares that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold public shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	Non-U.S. stockholders

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons or corporations subject to the alternative minimum tax;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	Controlled foreign persons;

•	Corporations that accumulate earnings to avoid U.S. federal income tax;

•

“qualified foreign pension funds” (within the meaning of Section 897(1)(2) of the Internal Revenue Code of 1986, as amended (the “Code”)) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code; or

•	passive foreign investment companies or their stockholders.

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. We have not sought, and we do not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our public shares through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our public shares, the U.S. federal income tax treatment of a redemption of such public shares generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our public shares through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit is separable at the option of the holder, we are treating each public share, public warrant and public right held by a holder in the form of a single unit as separate instruments and assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Stockholders

This section is addressed to Redeeming U.S. Holders (as defined below) of public shares that elect to have their public shares redeemed for cash as described in the section titled “The Extension Amendment Proposal— Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the public warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.

Redemption of Public Shares Treated as Corporate Distribution

If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at a preferable rate. It is unclear whether the redemption rights with respect to the public shares described in this proxy statement will prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public share as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public share will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

Redemption of Public Shares Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition of public shares, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its public shares so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its public shares generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of public shares or the Redeeming U.S. Holder’s initial basis for public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.

If a Redeeming U.S. Holder holds different blocks of public shares (generally, shares of public shares purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

Non-U.S. stockholders (that is, a beneficial owner of our public shares that redeems its public shares and is not a Redeeming U.S. Holder) should consult their tax advisors regarding the US federal income tax implications of a redemption.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your public shares.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of our common stock as of April 10, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 5,622,954 shares of our common stock (including an aggregate of 430,000 placement shares) issued and outstanding as of April 10, 2024.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of any shares of common stock issuable upon conversion of rights or exercise of warrants as these rights are not convertible and these warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Bellevue Global Life Sciences Investors LLC(2) (3)	1,320,500	23.5%
Kuk Hyoun Hwang(2(3)	1,320,500	23.5%
BCM Europe(3)	680,000	12.1%
David J. Yoo(4)	20,000	*
Jun Chul Whang(5)	—	*
Steven G. Reed(4)	20,000	*
Radclyffe L. Roberts(4)	20,000	*
In Chul Chung(4)	20,000	*
Jin Whan Park(4)	20,000	*
All executive officers and directors as a group (8 individuals)	1,420,500	25.3%

*	Less than one percent.
(1)	The business address of each of these entities and individuals is at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98036.
(2)

Interests consists of (i) 1,725,000 founder shares, (ii) the transfer of 34,500 shares to Chardan, (iii) 430,000 placement shares (but excludes any shares issuable upon exercise of the placement warrants or upon conversion of the placement rights) held of record by our Sponsor, (iv) the transfer of 310,000 Units and 3700,000 shares to BCM Europe, and (v) the transfer of 120,000 shares by our Sponsor to our Mr. Yoo and our directors. Mr. Hwang, our Chief Executive Officer and a Director, is the founder and managing partner of Bellevue Capital Management LLC, the general partner of our Sponsor, and has voting and dispositive power over the shares.

(3)

The promissory note between our Sponsor and BCM Europe is convertible into (i) 310,000 Units identical to the Private Placement Units held by our Sponsor, (ii) 370,000 founder shares held by our Sponsor, and (iii) 60,000 warrants held by our Sponsor at the election of either our Sponsor or BCM Europe on or after the commencement of the Company’s IPO (which will not result in any additional dilution or issuance of additional Units, shares of common stock or warrants by the Company). BCM Europe is a wholly-owned subsidiary of Bellevue Capital Management LLC.

(4)	The Sponsor transferred 20,000 founder shares to each of these individuals for their service to the Company.
(5)	Interest do not include shares held by our Sponsor. Mr Whang is a minority owner of our Sponsor but has no voting or dispositive power over the shares held by our Sponsor.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and our Charter is amended and the Second Extension Amendment Proposal is approved and the Board, in its discretion, amends our Charter accordingly, our first annual meeting of stockholders will be held no later than December 31, 2024. If the Extension Amendment Proposal is not approved and an initial business combination is not consummated, there will be no further annual meetings of the Company. You should direct any proposals to our Jun Chul Whang at Bellevue Life Sciences Acquisition Corp., 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing the Company at group@bellevuecm.com or writing the Company at the Company’s principal executive offices at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Jun Chul Whang.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Bellevue Life Sciences Acquisition Corp.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

Attn: Jun Chul Whang

Email: group@bellevuecm.com

jcwhang@bellevuecm.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than April [●], 2024 (ten days prior to the date of the Special Meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

Bellevue Life Sciences Acquisition Corp., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.	The name of the Corporation is Bellevue Life Sciences Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed in the office of the Secretary of State of the State of Delaware on February 25, 2020 and was subsequently amended by the filing of (i) a Certificate of Validation of Certificate of Amendment on January 20, 2021, (ii) an Amended and Restated Certificate of Incorporation on April 25, 2022, (iii) an Amended and Restated Certificate of Incorporation on May 9, 2022, (iv) an Amended and Restated Certificate of Incorporation on February 13, 2023, (v) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation on November 9, 2023, and (vi) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation on February 9, 2024 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.	Article V. Section 6 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in the entirety as follows:

“Section 6. In the event that the Corporation has not consummated an initial Business Combination on or prior to the Termination Date (as defined below), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the IPO Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable and dissolution expenses up to $100,000), by (B) the total number of then outstanding IPO Shares, which redemption will completely extinguish rights of the holders of IPO Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. The “Termination Date” shall mean November 14, 2024; provided, that (i) the Sponsor (or its affiliates or permitted designees) has agreed to deposit the amount of $50,000 on each of May 14, 2024, June 14, 2024, July 15, 2024, August 14, 2024, September 16, 2024, and October 15, 2024; and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.”

4.	Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of May [●], 2024.

By:
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ««« EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May [●], 2024.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

	FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED	Please mark your votes like this
PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1.  A proposal to amend (the “Extension Amendment Proposal”) the Amended and Restated Certificate of Incorporation of Bellevue Life Sciences Acquisition Corp. (the “Company”) to allow the Company to extend the date by which the Company must consummate a business combination from May 14, 2024 to November 14, 2024.

FOR	AGAINST	ABSTAIN

2.  A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or to establish quorum.

			FOR	AGAINST	ABSTAIN

CONTROL NUMBER

Signature Signature, if held jointly Date 2024.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Special Meeting to be held on May [●], 2024.

This notice of meeting and the accompanying proxy statement

are available at:

https://www.cstproxy.com/bellevuelifesciences/2024

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated April [●], 2024, (the “Proxy Statement”) in connection with the special meeting of stockholders of Bellevue Life Sciences Acquisition Corp. (the “Company”) and at any postponements or adjournments thereof (the “Meeting”) to be held at [●] Pacific time on May [●], 2024 and at the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, and hereby appoints Kuk Hyoun Hwang and Jun Chul Whang each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals as set forth in the proxy statement.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF BOTH PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the other side)